                                 EXHIBIT 99.3

                 SMARTEL COMMUNICATIONS, INC. AND SUBSIDIARIES

                          Consolidated Balance Sheets
                                  (Unaudited)

                               ASSETS
                                                                                       March 31,        December 31,
                                                                                         1997               1996
                                                                                      -----------       ------------
Current Assets:
  Cash and cash equivalents                                                            $  394,448        $1,763,473
  Accounts receivable, net of allowance for doubtful accounts of $125,000 and
   $15,000 at March 31, 1997 and 1996, respectively                                       827,539           785,146
  Inventories                                                                              27,353            26,798
  Other current assets                                                                    163,904           132,745
                                                                                       ----------        ----------
       Total current assets                                                             1,413,244         2,708,162
                                                                                       ----------        ----------
Property and Equipment:
  Computer and office equipment                                                           196,692           189,523
  Printing equipment                                                                       29,788            29,788
  Leasehold improvements                                                                   63,153            63,153
  Furniture and fixtures                                                                   13,918            13,046
                                                                                       ----------        ----------
                                                                                          303,551           295,510
 Less--Accumulated depreciation and amortization                                          114,722           101,511
                                                                                       ----------        ----------
                                                                                          188,829           193,999
                                                                                       ----------        ----------
Other Assets:
 Note receivable from stockholder                                                          80,314            79,180
 Intangible assets, net of accumulated amortization                                        43,100            46,524
 Organization costs, net of accumulated amortization                                       36,703            40,162
 Other assets                                                                              50,677            50,677
                                                                                       ----------        ----------
                                                                                       $1,812,867        $3,118,704
                                                                                       ==========        ==========


                                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
 Subordinated notes payable to stockholders, current portion                           $  157,500          $157,500
 Capital lease obligation, current portion                                                 13,390            12,459
 Equipment line of credit, current portion                                                 16,798            16,798
 Accounts payable                                                                         628,313         1,764,543
 Accrued expenses                                                                         608,732           282,068
 Deferred revenue                                                                       1,596,109         1,327,550
                                                                                       ----------        ----------
       Total current liabilities                                                        3,020,842         3,560,918
                                                                                       ----------        ----------
Capital Lease Obligations, net of current portion                                           2,737                --
                                                                                       ----------        ----------
Equipment Line of Credit, net of current portion                                               --            33,597
                                                                                       ----------        ----------
Subordinated Notes Payable to Stockholders                                                 29,397                --
                                                                                       ----------        ----------
Minority Interest--Preferred Stock                                                         30,000            30,000
                                                                                       ----------        ----------
Redeemable Preferred Stock:
   Authorized-- 4,002 shares
   Issued and outstanding--3,909 shares (liquidation preference of $4,190,336
     and $4,161,019 at March 31, 1997 and December 31, 1996, respectively)              4,051,715         3,796,190

Stockholders' Equity (Deficit):
 Common stock, $.001 par-
   Authorized--10,000,000 shares
   Issued and outstanding--2,434,035 shares                                                 2,434              2,434
 Additional paid-in capital                                                             1,507,004          1,507,004
 Accumulated deficit                                                                   (6,831,262)        (5,811,439)
                                                                                       ----------        -----------
       Total stockholders' deficit                                                     (5,321,824)        (4,302,001)
                                                                                       ----------        -----------
                                                                                       $1,812,867        $ 3,118,704
                                                                                       ==========        ===========

The accompanying notes are an integral part of these consolidated financial statements.

                 SMARTEL COMMUNICATIONS, INC. AND SUBSIDIARIES

                     Consolidated Statements of Operations
                                  (Unaudited)

                                                                    Three Months Ended March 31,
                                                                ------------------------------------
                                                                    1997                     1996
                                                                -----------              -----------
Revenues                                                        $   789,579              $   991,628

Cost of Revenues                                                    524,224                  636,809
                                                                -----------              -----------

     Gross profit                                                   265,355                  354,819

Selling, General and Administrative Expenses                      1,030,105                  936,120
                                                                -----------              -----------

     Loss from operations                                          (764,750)                (581,301)

Interest Income, net                                                    452                    1,605

Other Income (Expense), net                                            --                       (739)
                                                                -----------               ----------

     Net loss                                                      (764,298)                (580,435)
                                                                -----------               ----------

Accretion of Redeemable Preferred Stock Dividends and
Discount                                                           (255,525)                    --
                                                                -----------               ----------

Net Loss Attributable to Common Stockholders                    $(1,019,823)              $ (580,435)
                                                                ===========               ==========

Net Loss per Common Share                                            $(0.42)                  $(0.24)
                                                                     ======                   ======

Weighted Average Number of Common
Shares Outstanding                                                2,434,035                2,434,035
                                                                ===========               ==========

  The accompanying notes are an integral part of these consolidated financial statements.

                 SMARTEL COMMUNICATIONS, INC. AND SUBSIDIARIES

                     Consolidated Statements of Cash Flows
                                  (Unaudited)

                                                                               Three Months Ended March 31,
                                                                               ----------------------------
                                                                                  1997             1996
                                                                               -----------      -----------
Cash Flows from Operating Activities:
 Net loss                                                                      $  (764,298)     $  (580,435)
 Adjustments to reconcile net loss to net cash provided by (used in)
 operating activities-
  Depreciation and amortization                                                     20,092           23,820
  Changes in assets and liabilities-
    Accounts receivable                                                            (42,391)           7,128
    Inventories                                                                       (555)         (10,000)
    Other current assets                                                           (31,159)         (67,398)
    Accounts payable                                                            (1,136,230)         134,721
    Accrued expenses                                                               268,559           47,986
    Deferred revenue                                                               326,664          (28,712)
                                                                               -----------      -----------

        Net cash used in operating activities                                   (1,359,318)        (472,890)
                                                                               -----------      -----------
Cash Flows from Investing Activities:
 Note receivable from stockholder                                                        -          (75,000)
 Purchases of property and equipment                                                (8,041)         (60,395)
                                                                               -----------      -----------

        Net cash used in investing activities                                       (8,041)        (135,395)
                                                                               -----------      -----------

Cash Flows from Financing Activities:
 Proceeds from note receivable interest                                             (1,134)               -
 Proceeds from capital lease obligations                                             3,668                -
 Payments on borrowings on equipment line of credit                                 (4,200)          (3,852)
                                                                               -----------      -----------

        Net cash used in financing activities                                       (1,666)          (3,852)
                                                                               -----------      -----------

Net (Decrease) Increase in Cash and Cash Equivalents                            (1,369,025)        (612,137)

Cash and Cash Equivalents, beginning of year                                     1,763,473        1,869,686
                                                                               -----------      -----------

Cash and Cash Equivalents, end of year                                         $   394,448      $ 1,257,549
                                                                               ===========      ===========

Supplemental Disclosure of Noncash Investing and Financing Activities:

 Accretion of preferred stock dividends                                        $    30,008      $    29,318
                                                                               ===========      ===========

 Accretion of preferred stock discount                                         $   225,517      $   239,369
                                                                               ===========      ===========


                SMARTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
                                  (Unaudited)

1. Basis of Presentation

   The interim consolidated financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods. These interim consolidated financial statements should be read in conjunction with the financial statements and notes thereto included herein for the year ended December 31, 1996. The interim results of operations are not necessarily indicative of the results for the entire year ending December 31, 1997.